UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2009

GRANT PARK FUTURES FUND
LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

____________________________

Illinois	000-50316	36-3596839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
c/o Dearborn Capital Management, L.L.C. 626 West Jackson Blvd., Suite 600 Chicago, Illinois		60661 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 756-4450

555 West Jackson Blvd., Suite 600
Chicago, Illinois
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Grant Park Futures Fund Limited Partnership is filing this amendment to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 25, 2009 (the "Prior Report"), to refile Exhibit 99.1 to correct a typographical error.  The Year-to-Date ROR at August 21, 2009 for the GAM 2 Class Units should have been indicated as -2.3%, rather than 2.3%.  Other than correcting this typographical error, all other information included in the Prior Report is unchanged.

Item 7.01.  Regulation FD Disclosure.

Item 7.01 of the Prior Report is amended by deleting Exhibit 99.1 in its entirety and replacing it with Exhibit 99.1 attached hereto.

Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT PARK FUTURES FUND LIMITED PARTNERSHIP
	By:	Dearborn Capital Management, L.L.C.
Date: August 27, 2009
	By:	/s/Maureen O’Rourke
Maureen O’Rourke
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Weekly Commentary for the Week Ended August 21, 2009